                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-1702

                           SCUDDER DYNAMIC GROWTH FUND
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        9/30

Date of reporting period:       3/31/2004

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Dynamic Growth Fund

Semiannual Report to Shareholders

March 31, 2004

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Stocks of small- to medium-sized companies involve greater risk than securities of larger, more established companies, as they often have limited product lines, markets or financial resources and may be more sensitive to erratic and abrupt market movements than securities of larger, more-established companies. Additionally, the fund may focus its investments on certain industry sectors, thereby increasing its vulnerability to any single industry or regulatory development. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary March 31, 2004

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class I shares are not subject to sales charges.

Returns and rankings during all periods shown for Class B, C and I and for the 3-, 5- and 10-year periods shown for Class A reflect a temporary fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Returns and rankings may differ by share class.

Returns shown for Class B and C shares for the periods prior to their inception on May 31, 1994 are derived from the historical performance of Class A shares of the Scudder Dynamic Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 3/31/04
Scudder Dynamic Growth Fund	6-Month++	1-Year	3-Year	5-Year	10-Year
Class A	9.80%	43.17%	-5.24%	-4.69%	2.29%
Class B	9.45%	41.84%	-6.21%	-5.64%	1.19%
Class C	9.23%	42.00%	-6.10%	-5.43%	1.38%
Russell Midcap Growth Index+	17.58%	49.63%	5.00%	2.29%	10.27%
S&P 500 Index++	14.08%	35.12%	.63%	-1.20%	11.68%

Scudder Dynamic Growth Fund	6-Month++	1-Year	3-Year	5-Year	Life of Class*
Class I	10.26%	43.93%	-4.74%	-4.19%	1.47%
Russell Midcap Growth Index+	17.58%	49.63%	5.00%	2.29%	9.42%
S&P 500 Index++	14.08%	35.12%	.63%	-1.20%	10.44%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns shown for periods less than one year are not annualized.
* Class I shares commenced operations on July 3, 1995. Index returns begin June 30, 1995.

Net Asset Value
	Class A	Class B	Class C	Class I
Net Asset Value: 3/31/04	$ 3.25	$ 2.78	$ 2.84	$ 3.44
9/30/03	$ 2.96	$ 2.54	$ 2.60	$ 3.12

Class A Lipper Rankings - Mid-Cap Growth Funds Category as of 3/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	250	of	497	51
3-Year	339	of	399	85
5-Year	227	of	249	91
10-Year	90	of	92	97

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Dynamic Growth Fund - Class A [] Russell Midcap Growth Index+ [] S&P 500 Index++

Yearly periods ended March 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Comparative Results (Adjusted for Maximum Sales Charge) as of 3/31/04
Scudder Dynamic Growth Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$13,494	$8,019	$7,415	$11,824
	Average annual total return	34.94%	-7.10%	-5.81%	1.69%
Class B	Growth of $10,000	$13,884	$8,084	$7,425	$11,260
	Average annual total return	38.84%	-6.84%	-5.78%	1.19%
Class C	Growth of $10,000	$14,200	$8,280	$7,563	$11,463
	Average annual total return	42.00%	-6.10%	-5.43%	1.38%
Russell Midcap Growth Index+	Growth of $10,000	$14,963	$11,576	$11,197	$26,577
	Average annual total return	49.63%	5.00%	2.29%	10.27%
S&P 500 Index++	Growth of $10,000	$13,512	$10,191	$9,414	$30,191
	Average annual total return	35.12%	.63%	-1.20%	11.68%

Scudder Dynamic Growth Fund		1-Year	3-Year	5-Year	Life of Class*
Class I	Growth of $10,000	$14,393	$8,643	$8,072	$11,357
	Average annual total return	43.93%	-4.74%	-4.19%	1.47%
Russell Midcap Growth Index+	Growth of $10,000	$14,963	$11,576	$11,197	$21,989
	Average annual total return	49.63%	5.00%	2.29%	9.42%
S&P 500 Index++	Growth of $10,000	$13,512	$10,191	$9,414	$23,848
	Average annual total return	35.12%	.63%	-1.20%	10.44%

The growth of $10,000 is cumulative.

* Class I shares commenced operations on July 3, 1995. Index returns begin June 30, 1995.
+ Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.
++ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Management Review

In the following interview, Portfolio Managers Audrey M.T. Jones and Samuel A. Dedio discuss Scudder Dynamic Growth Fund's performance, strategy and the market environment for the six-month period ended March 31, 2004.

Q: How did the US stock market perform during the semiannual period?

A: The past six months provided a positive backdrop for the stock market, which continued its rally that began in March of 2003. First, the economy continued to stage an impressive recovery from the post-bubble recession. Gross domestic product (the total market value of all goods and services produced in the United States) rose 4.1% in the fourth calendar quarter of 2003, which followed on the heels of the 8.2% growth registered in the third quarter. The continuation of the recovery helped fuel the ongoing rebound in corporate earnings and raised expectations that full-year earnings for 2004 will be strong as well. In addition, the fact that inflation pressures remained muted enabled both the US Federal Reserve and other central banks around the world to maintain accommodative, growth-oriented interest rate policies. These factors, in combination, enabled the US stock market to post strong returns for the full period.

However, the semiannual period was not without challenges. After producing steady gains from October through mid-January, the market faltered in the latter half of the first quarter. Concerns about an increasingly uncertain outlook for the US economy and the resurgence of geopolitical turmoil, such as the Madrid rail bombings, prompted investors to take profits in areas that had performed well in 2003. Stocks staged a comeback in the final two weeks of the period as terrorism concerns dissipated somewhat and bargain hunters moved in to take advantage of the sell-off.

Overall, the market environment for the full six months provided a continued positive environment for growth stocks. But in contrast to the second and third quarters of last year, the group as a whole underperformed value stocks across all market capitalizations. Mid-cap stocks outperformed their large-cap counterparts for the period, as investors continued to be rewarded for moving down the capitalization spectrum.

Q: How did the fund perform in relation to its benchmark and its peer group?

A: For the six-month period ended March 31, 2004, the fund returned 9.80%. (Fund return is for Class A shares unadjusted for sales charges. If sales charges had been included, return would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 5 for performance of other share classes and more complete performance information.) This represented underperformance with respect to both the 17.58% total return of the fund's benchmark - the Russell Midcap Growth Index - and the 15.36% average return of the 519 funds in the Lipper Mid-Cap Growth Funds category.1

1 The Lipper Mid-Cap Growth Funds category includes portfolios that invest at least 75% of equity assets in companies with market capitalizations of less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. These portfolios typically have above-average price-to-earnings ratios and price-to-book ratios compared with the S&P MidCap 400 Index. It is not possible to invest directly in an index or a Lipper category.

We are displeased with the fund's recent relative performance. However, we believe it is important to measure performance from a longer-term perspective than is afforded by a six-month interval. This importance becomes apparent when we review the primary reasons for underperformance: our focus on higher-quality stocks and the fund's underweight position in the smallest, most speculative companies in the market.2 In managing the fund, we strive to invest in companies with above-average growth prospects and reasonable valuations. More specifically, we use fundamental research to identify companies with innovative products, leading or dominant market positions, a high rate of return on invested capital and the ability to finance the majority of their growth through internal sources (rather than taking on debt or selling more equity). This means that we avoid lower-quality and heavily indebted companies, micro caps and stocks selling for less than $5 per share.

2 "Underweight" means a fund holds a lower sector or company weighting than the benchmark index. "Overweight" means a fund holds a higher weighting than the benchmark.

During the reporting period, these types of lower-quality companies outperformed. While this will often be the case at times when the economy and stock market are recovering from a downturn, this type of market environment is usually short-lived and does not reward those who attempt to chase the performance of lower-tier stocks. Investing in lower-quality companies, even for the short term, would mean exposing the fund to excessive risk. Therefore, we believe the best way to generate long-term outperformance is by using a disciplined investment style to identify higher-quality companies. We anticipate that our approach will prove effective when measured over a multiyear period.

Q: What other factors hurt performance during the period?

A: The biggest drag on performance was the fund's holdings in the health care sector. More specifically, the fund is underweight in the equipment and services area, which performed better than the health care sector as a whole. At the same time, it holds a corresponding overweight in the underperforming pharmaceuticals industry. We are taking steps to adjust this positioning by assessing the fund's subsector weightings relative to those of the benchmark. The worst-performing holding in health care was Biovail Corp., which was also the largest negative individual contributor. (As of 3/31/04, position in Biovail was sold.)

Performance also was hurt by stock selection within industrials. Here, performance in the commercial services subgroup was weighed down by holdings in private secondary-education stocks such as ITT Educational Services, Inc. and Corinthian Colleges, Inc. Both performed well in the 2003 calendar year but lagged in the first quarter of 2004 when it was announced that ITT was being investigated by the Securities and Exchange Commission and the U.S. Justice Department for submitting false information to the federal government to secure grants and financial aid payments. We continue to hold positions in the stocks in the fund, believing that they will be supported in the long term by continued market acceptance as well as growth in revenue and earnings.

Q: What were some of your decisions that helped performance?

A: Our stock selection in consumer stocks was favorable, which was a positive given the sector's large representation in the mid-cap benchmark. Our third-largest individual contributor was Chico's FAS, Inc., a specialty retailer of women's fashions. The company's Chico's brand targets the 35-and-up age group, while its new brand - Pazo - targets women 25-40 years old. Chico's is becoming increasingly popular and is experiencing earnings growth well above its peer-group average. The company has beaten earnings estimates for the past three quarters, and analyst estimates for the upcoming quarter and year have been rising. Chico's stock closed the reporting period up significantly from the beginning of the period.

We also received strong performance from our position in GTECH Holdings Corp., which operates on-line lottery systems and supplies equipment and services to lottery authorities in the United States and overseas. Given that states are suffering heavy budget shortfalls and need to close the gap, many have turned to lotteries as an alternative to raising taxes. As a result, GTECH has benefited from higher revenues and expanding profits, and its stock rose over the course of the semiannual period.

The top contributor to performance overall was Harman International Industries, Inc., which makes an "infotainment" system for automobiles that allows them to run DVD players and global positioning systems (GPS). More cars are being produced with one or both of these features. For instance, BMW used to make these technologies available only in its 7-Series, but they now can be added to the 5-Series as well. Harman also supplies its system to the Mercedes E Class, the Audi 8 and the Porsche Cayenne. On the domestic front, Chrysler is offering Harman's system as an option on the Dodge Ram pickup. Consumer preference for both the GPS and DVD options is rising rapidly, and Harman has been well-positioned to capitalize on the trend.

Q: Are you still finding investment opportunities even after the strong market rally of the past year?

A: Yes. One benefit of investing in mid caps is the ability to select from a wide range of companies and put our strong research capabilities to work. We continue to add to the fund's positions in the consumer sector as well as areas that can benefit from rising capital spending by corporations, namely the technology and industrial sectors. The fund maintains a modest overweight in all of these areas.

We believe that the return to a more rational market environment is inevitable. When this occurs, investors who focus on fundamental research and individual stock selection are likely to be rewarded. As a result, we are not changing our approach by investing in smaller, more speculative companies. Although the fund's relative performance was not strong when viewed within the short, six-month time frame, we are confident in the long-term potential benefits of our investment approach.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary March 31, 2004

Asset Allocation	3/31/04	9/30/03

Common Stocks	99%	94%
Cash Equivalents	1%	6%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	3/31/04	9/30/03

Information Technology	31%	29%
Consumer Discretionary	21%	15%
Health Care	18%	19%
Financials	10%	10%
Industrials	9%	12%
Energy	4%	5%
Materials	3%	2%
Consumer Staples	3%	7%
Telecommunication Services	1%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at March 31, 2004 (27.9% of Portfolio)
1. Corinthian Colleges, Inc. Provider of higher education	3.3%
2. Invitrogen Corp. Developer of research kits	3.1%
3. Vishay Intertechnology, Inc. Manufacturer of electronic components	3.0%
4. Harman International Industries, Inc. Manufacturer of high fidelity audio and video components	3.0%
5. Cognos, Inc. Manufacturer and distributor of software	2.8%
6. Celgene Corp. Producer of pharmaceuticals	2.8%
7. Columbia Sportswear Co. Manufacturer of active outdoor apparel	2.6%
8. Caremark Rx, Inc. Provider of pharmaceutical services in the United States	2.5%
9. Investors Financial Services Corp. Provider of asset administration services	2.5%
10. Tempur-Pedic International, Inc. Manufacturer of foam mattresses and pillows	2.3%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 14. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Investment Portfolio as of March 31, 2004 (Unaudited)

	Shares	Value ($)

Common Stocks 99.3%
Consumer Discretionary 20.8%
Automobiles 1.5%
Thor Industries, Inc.	147,400	3,959,164
Hotels Restaurants & Leisure 5.3%
Alliance Gaming Corp.*	171,100	5,497,443
GTECH Holdings Corp.	100,300	5,931,742
The Cheesecake Factory, Inc.*	58,000	2,675,540
		14,104,725
Household Durables 5.3%
Harman International Industries, Inc.	99,600	7,928,160
Tempur-Pedic International, Inc.*	397,900	6,223,156
		14,151,316
Media 1.4%
Entercom Communications Corp.*	79,800	3,612,546
Specialty Retail 4.7%
Advance Auto Parts, Inc.*	105,400	4,286,618
Chico's FAS, Inc.*	122,300	5,674,720
Regis Corp.	61,300	2,724,172
		12,685,510
Textiles, Apparel & Luxury Goods 2.6%
Columbia Sportswear Co.*	125,400	6,952,176
Consumer Staples 2.9%
Beverages 1.3%
Constellation Brands, Inc. "A"*	111,100	3,566,310
Food Products 1.6%
Dean Foods Co.*	123,900	4,138,260
Energy 3.5%
Energy Equipment & Services
BJ Services Co.*	76,300	3,301,501
Rowan Companies, Inc.*	287,300	6,059,157
		9,360,658
Financials 9.7%
Consumer Finance 1.1%
Providian Financial Corp.*	218,800	2,866,280
Diversified Financial Services 8.6%
Ameritrade Holding Corp.*	392,800	6,049,120
Chicago Mercantile Exchange	42,700	4,130,798
Investment Technology Group, Inc.*	259,400	3,968,820
Investors Financial Services Corp.	163,100	6,739,292
Labranche & Co., Inc.	183,800	2,060,398
		22,948,428
Health Care 17.7%
Biotechnology 9.2%
Invitrogen Corp.*	113,700	8,151,153
Martek Biosciences Corp.*	107,200	6,110,400
MedImmune, Inc.*	118,100	2,725,748
Millennium Pharmaceuticals, Inc.*	177,400	2,998,060
Neurocrine Biosciences, Inc.*	77,500	4,580,250
		24,565,611
Health Care Equipment & Supplies 1.1%
Kinetic Concepts, Inc.*	66,100	2,964,585
Health Care Providers & Services 2.5%
Caremark Rx, Inc.*	203,300	6,759,725
Pharmaceuticals 4.9%
Celgene Corp.*	154,200	7,347,630
NPS Pharmaceuticals, Inc.*	200,326	5,719,307
		13,066,937
Industrials 9.4%
Airlines 1.4%
SkyWest, Inc.	187,600	3,609,424
Commercial Services & Supplies 6.6%
Corinthian Colleges, Inc.*	266,900	8,823,714
ITT Educational Services, Inc.*	110,400	3,444,480
Stericycle, Inc.*	113,600	5,436,896
		17,705,090
Road & Rail 1.4%
Swift Transportation Co., Inc.*	216,800	3,722,456
Information Technology 30.7%
Communications Equipment 4.4%
Adaptec, Inc.*	621,900	5,447,844
Emulex Corp.*	202,400	4,309,096
Foundry Networks, Inc.*	123,300	2,117,061
		11,874,001
Computers & Peripherals 1.6%
Network Appliance, Inc.*	198,400	4,255,680
Electronic Equipment & Instruments 5.2%
Jabil Circuit, Inc.*	198,600	5,844,798
Vishay Intertechnology, Inc.*	376,500	8,034,510
		13,879,308
Semiconductors & Semiconductor Equipment 14.6%
Applied Micro Circuits Corp.*	1,080,700	6,214,025
Linear Technology Corp.	139,100	5,149,482
Microchip Technology, Inc.	142,500	3,784,800
National Semiconductor Corp.*	100,000	4,443,000
QLogic Corp.*	113,500	3,746,635
Teradyne, Inc.*	240,400	5,728,732
Varian Semiconductor Equipment Associates, Inc.*	97,700	4,103,400
Xilinx, Inc.*	150,300	5,711,400
		38,881,474
Software 4.9%
Cognos, Inc.*	241,500	7,500,990
Intuit, Inc.*	126,300	5,668,344
		13,169,334
Materials 3.3%
Containers & Packaging 2.3%
Packaging Corp. of America*	271,300	6,120,528
Metals & Mining 1.0%
United States Steel Corp.	71,200	2,653,624
Telecommunication Services 1.3%
Wireless Telecommunication Services
Nextel Partners, Inc. "A"*	285,400	3,613,164
Total Common Stocks (Cost $212,049,743)		265,186,314

Preferred Stock 0.1%
Information Technology 0.1%
Software
fusionOne* (c)	690,608	99,448
Planetweb, Inc. "E"* (c)	413,603	0
		99,448
Telecommunication Services 0.0%
Diversified Telecommunication Services
Convergent Networks, Inc.* (c)	345,565	44,923
Total Preferred Stock (Cost $6,000,001)		144,371

Cash Equivalents 0.6%
Scudder Cash Management QP Trust, 1.1% (b) (Cost $1,665,341)	1,665,341	1,665,341
Total Investment Portfolio - 100.0% (Cost $219,715,085) (a)		266,996,026

* Non-income producing security.
(a) The cost for federal income tax purposes was $224,685,777. At March 31, 2004, net unrealized appreciation for all securities based on tax cost was $42,310,249. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $61,564,185 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $19,253,936.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) The Fund may purchase securities that are subject to legal or contractual restriction on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund.
Schedule of Restricted Securities
Securities	Acquisition Date	Acquisition Cost ($)	Value ($)	Value as % of Net Assets
Convergent Networks, Inc.	September 2000	-	44,923.02
fusionOne	October 2000	3,750,001	99,448.04
Planetweb, Inc. "E"	September 2000	2,250,000	-	-
Total Restricted Securities			144,371.06

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2004 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $218,049,744)	$ 265,330,685
Investment in Scudder Cash Management QP Trust (cost $1,665,341)	1,665,341
Total investments in securities, at value (cost $219,715,085)	266,996,026
Receivable for investments sold	1,671,729
Dividends receivable	50,745
Interest receivable	5,051
Receivable for Fund shares sold	60,135
Other assets	11,690
Total assets	268,795,376
Liabilities
Payable for Fund shares redeemed	831,165
Accrued management fee	207,308
Other accrued expenses and payables	360,944
Total liabilities	1,399,417
Net assets, at value	$ 267,395,959
Net Assets
Net assets consist of: Accumulated net investment loss	(2,016,797)
Net unrealized appreciation (depreciation) on investments	47,280,941
Accumulated net realized gain (loss)	(331,808,413)
Paid-in capital	553,940,228
Net assets, at value	$ 267,395,959

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2004 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($223,858,184 / 68,926,673 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 3.25
Maximum offering price per share (100 / 94.25 of $3.25)	$ 3.45
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($32,679,806 / 11,775,386 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 2.78
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($10,617,849 / 3,740,624 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 2.84
Class I Net Asset Value, offering and redemption price per share ($240,120 / 69,730 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 3.44

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2004 (Unaudited)
Investment Income
Income: Dividends	$ 223,833
Interest - Scudder Cash Management QP Trust	40,301
Total Income	264,134
Expenses: Management fee	1,162,646
Services to shareholders	493,249
Custodian fees	6,041
Distribution service fees	517,335
Auditing	25,893
Legal	3,891
Trustees' fees and expenses	15,143
Reports to shareholders	38,487
Registration fees	28,372
Other	4,094
Total expenses, before expense reductions	2,295,151
Expense reductions	(35,334)
Total expenses, after expense reductions	2,259,817
Net investment loss	(1,995,683)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	17,317,013
Net unrealized appreciation (depreciation) during the period on investments	10,190,572
Net gain (loss) on investment transactions	27,507,585
Net increase (decrease) in net assets resulting from operations	$ 25,511,902

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2004 (Unaudited)	Year ended September 30, 2003
Operations: Net investment income (loss)	$ (1,995,683)	$ (2,541,453)
Net realized gain (loss) on investment transactions	17,317,013	(70,009,022)
Net unrealized appreciation (depreciation) on investment transactions during the period	10,190,572	156,446,777
Net increase (decrease) in net assets resulting from operations	25,511,902	83,896,302
Fund share transactions: Proceeds from shares sold	25,843,154	41,693,562
Cost of shares redeemed	(46,219,110)	(73,127,815)
Net increase (decrease) in net assets from Fund share transactions	(20,375,956)	(31,434,253)
Increase (decrease) in net assets	5,135,946	52,462,049
Net assets at beginning of period	262,260,013	209,797,964
Net assets at end of period (including accumulated net investment loss of $2,016,797 and $21,114, respectively)	$ 267,395,959	$ 262,260,013

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended September 30,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 2.96	$ 2.06	$ 3.02	$ 9.10	$ 6.12	$ 5.30
Income from investment operations: Net investment income (loss)	(.02)[b]	(.02)[b]	(.02)[b]	(.03)	(.08)[b]	(.04)[b]
Net realized and unrealized gain (loss) on investment transactions	.31	.92	(.94)	(4.73)	3.42	1.27
Total from investment operations	.29	.90	(.96)	(4.76)	3.34	1.23
Less distributions from: Net realized gains on investment transactions	-	-	-	(1.32)	(.36)	(.41)
Net asset value, end of period	$ 3.25	$ 2.96	$ 2.06	$ 3.02	$ 9.10	$ 6.12
Total Return (%)[c]	9.80**	43.69	(31.79)[d]	(57.42)[d]	55.94	23.91
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	224	217	168	325	821	565
Ratio of expenses before expense reductions (%)	1.43*	1.23	1.08	1.14[e]	1.34	1.01
Ratio of expenses after expense reductions (%)	1.43*	1.23	1.07	1.10[e]	1.33	1.01
Ratio of net investment income (loss) (%)	(1.24)*	(.94)	(.74)	(.67)	(1.02)	(.64)
Portfolio turnover rate (%)	49*	134	59	132	156	133
[a] For the six months ended March 31, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.11% and 1.10%, respectively.
* Annualized
** Not annualized

Class B
Years Ended September 30,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 2.54	$ 1.78	$ 2.65	$ 8.29	$ 5.67	$ 4.98
Income from investment operations: Net investment income (loss)	(.03)[b]	(.04)[b]	(.04)[b]	(.08)	(.16)[b]	(.10)[b]
Net realized and unrealized gain (loss) on investment transactions	.27	.80	(.83)	(4.24)	3.14	1.20
Total from investment operations	.24	.76	(.87)	(4.32)	2.98	1.10
Less distributions from: Net realized gains on investment transactions	-	-	-	(1.32)	(.36)	(.41)
Net asset value, end of period	$ 2.78	$ 2.54	$ 1.78	$ 2.65	$ 8.29	$ 5.67
Total Return (%)[c]	9.45d**	42.70	(32.83)	(57.94)	53.95	22.78
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	33	35	31	63	186	136
Ratio of expenses before expense reductions (%)	2.68*	2.13	2.01	2.26[e]	2.51	2.28
Ratio of expenses after expense reductions (%)	2.51*	2.13	2.01	2.25[e]	2.50	2.28
Ratio of net investment income (loss) (%)	(2.32)*	(1.84)	(1.68)	(1.82)	(2.19)	(1.91)
Portfolio turnover rate (%)	49*	134	59	132	156	133
[a] For the six months ended March 31, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.19% and 2.19%, respectively.
* Annualized
** Not annualized

Class C
Years Ended September 30,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 2.60	$ 1.82	$ 2.70	$ 8.39	$ 5.71	$ 5.00
Income from investment operations: Net investment income (loss)	(.03)[b]	(.04)[b]	(.04)[b]	(.06)	(.13)[b]	(.08)[b]
Net realized and unrealized gain (loss) on investment transactions	.27	.82	(.84)	(4.31)	3.17	1.20
Total from investment operations	.24	.78	(.88)	(4.37)	3.04	1.12
Less distributions from: Net realized gains on investment transactions	-	-	-	(1.32)	(.36)	(.41)
Net asset value, end of period	$ 2.84	$ 2.60	$ 1.82	$ 2.70	$ 8.39	$ 5.71
Total Return (%)[c]	9.23d**	42.86	(32.59)	(58.02)	55.38	23.10
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	11	8	11	21	10
Ratio of expenses before expense reductions (%)	2.54*	2.05	1.91	1.97[e]	2.10	1.93
Ratio of expenses after expense reductions (%)	2.51*	2.05	1.91	1.89[e]	2.10	1.93
Ratio of net investment income (loss) (%)	(2.32)*	(1.76)	(1.58)	(1.46)	(1.79)	(1.56)
Portfolio turnover rate (%)	49*	134	59	132	156	133
[a] For the six months ended March 31, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.89% and 1.89%, respectively.
* Annualized
** Not annualized

Class I
Years Ended September 30,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 3.12	$ 2.16	$ 3.16	$ 9.38	$ 6.27	$ 5.39
Income from investment operations: Net investment income (loss)	(.01)[b]	(.01)[b]	(.01)[b]	(.02)	(.05)[b]	(.01)[b]
Net realized and unrealized gain (loss) on investment transactions	.33	.97	(.99)	(4.88)	3.52	1.30
Total from investment operations	.32	.96	(1.00)	(4.90)	3.47	1.29
Less distributions from: Net realized gains on investment transactions	-	-	-	(1.32)	(.36)	(.41)
Net asset value, end of period	$ 3.44	$ 3.12	$ 2.16	$ 3.16	$ 9.38	$ 6.27
Total Return (%)	10.26c**	44.44	(31.65)	(57.33)	56.87	24.66
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.24	.25	3	7	20	12
Ratio of expenses before expense reductions (%)	2.10*	.72	.60	.71[d]	.97	.58
Ratio of expenses after expense reductions (%)	1.01*	.72	.60	.70[d]	.96	.58
Ratio of net investment income (loss) (%)	(.82)*	(.43)	(.27)	(.27)	(.65)	(.21)
Portfolio turnover rate (%)	49*	134	59	132	156	133
[a] For the six months ended March 31, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .70% and .69%, respectively.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Dynamic Growth Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2003, the Fund had a net tax basis capital loss carryforward of approximately $308,862,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2010 ($194,045,000) and September 30, 2011 ($114,817,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2002 through September 30, 2003, the Fund incurred approximately $35,206,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 2004.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Other. Investment transactions are accounted for on the trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended March 31, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $67,204,855 and $87,039,927, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable monthly under the Management Agreement is equal to 1/12 of the annual rate of 0.65% of the Fund's average daily net assets computed and accrued daily, which is then adjusted monthly upward or downward by a maximum of 0.30% based upon the performance for the immediately preceding twelve months of the Class A shares of the Fund as compared to the performance of the Standard & Poor's 500 Index.

Accordingly, for the six months ended March 31, 2004, the fees pursuant to the Management Agreement were as follows:

Base fee	$ 787,866
Performance adjustment	374,780
Total fees	$ 1,162,646

Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses at 1.50% of average daily net assets for Class A, B and C shares, respectively, and 1.00% of average daily net assets for Class I shares (excluding certain expenses such as Rule 12b-1 and/or service fees, trustees and trustee counsel fees, extraordinary expenses, taxes, brokerage and interest).

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. For the six months ended March 31, 2004, the amount charged to the Fund by SISC was as follows:

Service Provider Fee	Total Aggregated	Not Imposed	Unpaid at March 31, 2004
Class A	$ 312,299	$ -	$ 222,744
Class B	139,332	31,705	-
Class C	36,554	1,779	-
Class I	1,946	1,826	-
	$ 490,131	$ 35,310	$ 222,744

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended March 31, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2004
Class B	$ 133,679	$ 21,767
Class C	44,071	7,321
	$ 177,750	$ 29,088

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at March 31, 2004	Annualized Effective Rate
Class A	$ 284,217	$ 41,862	0.24%
Class B	40,995	5,885	0.23%
Class C	14,373	1,969	0.24%
	$ 339,585	$ 49,716

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A and C shares for the six months ended March 31, 2004 aggregated $11,237 and $125, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended March 31, 2004, the CDSC for Class B and C shares aggregated $49,506 and $481, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended March 31, 2004, SDI received $48.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended March 31, 2004, the custodian fee was reduced by $24 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated Funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2004		Year Ended September 30, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	5,515,786	$ 17,841,065	10,750,826	$ 26,396,706
Class B	2,008,357	5,589,548	5,024,492	10,647,555
Class C	846,797	2,407,414	1,725,147	3,731,260
Class I	488	5,127	391,412	918,041
		$ 25,843,154		$ 41,693,562
Shares redeemed
Class A	(9,801,856)	$ (31,815,891)	(19,216,790)	$ (46,569,104)
Class B	(3,830,871)	(10,656,765)	(8,766,669)	(18,394,412)
Class C	(1,305,001)	(3,710,165)	(1,670,737)	(3,570,247)
Class I	(10,726)	(36,289)	(1,914,302)	(4,594,052)
		$ (46,219,110)		$ (73,127,815)
Net increase (decrease)
Class A	(4,286,070)	$ (13,974,826)	(8,465,964)	$ (20,172,398)
Class B	(1,822,514)	(5,067,217)	(3,742,177)	(7,746,857)
Class C	(458,204)	(1,302,751)	54,410	161,013
Class I	(10,238)	(31,162)	(1,522,890)	(3,676,011)
		$ (20,375,956)		$ (31,434,253)

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisers. Publicity about mutual fund practices arising from these industry wide inquiries serve as the general basis of a number of private lawsuits against the Scudder Funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

Account Management Resources

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	KSCAX	KSCBX	KSCCX
CUSIP Number	81114R-103	81114R-202	81114R-301
Fund Number	004	204	304

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

August 2003

Notes

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                        Not applicable.

ITEM 8.         [RESERVED]

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial  Officers  concluded that the Registrant's
Disclosure  Controls and Procedures are effective based on the evaluation of the
Disclosure  Controls  and  Procedures  as of a date within 90 days of the filing date of this report.

Fund management has previously  identified a significant  deficiency relating to the  overall  fund  expense  payment and accrual  process.  This matter  relates primarily to a bill payment  processing  issue.  There was no material impact to shareholders,  fund net asset  value,  fund  performance  or the accuracy of any fund's  financial  statements.  Fund  management  discussed this matter with the
Registrant's Audit Committee and auditors,  instituted  additional procedures to enhance its internal controls and will continue to develop  additional  controls and redesign work flow to strengthen the overall control environment  associated with the processing and recording of fund expenses.

(b)  There  have been no  changes  in the  registrant's  internal  control  over financial  reporting that occurred  during the filing period that has materially affected,  or is  reasonably  likely  to  materially  affect,  the  registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Dynamic Growth Fund

By:                                 Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               May 28, 2004
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Dynamic Growth Fund

By:                                 Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               May 28, 2004
                                    ---------------------------

By:                                 Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               May 28, 2004
                                    ---------------------------